[LOGO OF METLIFE(R)]                                VARIABLE ANNUITY APPLICATION                      SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                                     METLIFE INVESTORS USA INSURANCE COMPANY
222 Delaware Avenue Suite 900 . Wilmington, DE 19899]           [Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                             For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266]
[Metlife Investors USA Variable Annuity Series VA]                                             FOR ASSISTANCE CALL: [THE SALES DESK]

ACCOUNT INFORMATION

1. ANNUITANT
                   [John              J.        Doe]                         Social            [123            45           6789]
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)    (Last)                                                           [4      12     58]
                                                                             Sex [[X]] M [_] F  Date of Birth _______/_______/______

           [123 Main Street       Anytown       IL          60001]                    708       123-4567
__________________________________________________________________________   Phone [(_____) _______________________________________]
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)    (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)   (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,                   123 Main Street, Anytown, IL,                          Wife,            234 - 56 - 7890       100%]
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                   Address(Street - No P.O. Box)                       Relationship         Social Security Number   %

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                   Address(Street - No P.O. Box)                       Relationship         Social Security Number   %

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                Address(Street - No P.O. Box)                       Relationship         Social Security Number   %

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                Address(Street - No P.O. Box)                       Relationship         Social Security Number   %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                       ----------------------------------
[. NON-QUALIFIED .............[[X]]                                                      [[_] 1035 Exchange  [_] Check  [_] Wire]

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                                         [10,000]
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______             Make Check Payable to
                                                                                                        MetLife Investors USA
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         $5,000 Non-Qualified     $2,000 Qualified


8029 (6/11)                                                 [BAR CODE]                                                      APPUSAVA
                                                                                                                            SEP 2011
                                                              Page 1

RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

These riders may only be chosen at the time of application. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
OPTIONS MAY NOT BE CHANGED.

1)   [LIVING BENEFIT RIDERS (Optional. Only ONE of the following riders may be elected.)
     GUARANTEED MINIMUM INCOME BENEFITS (GMIB)
     [_] GMIB Max II
     [_] GMIB Plus IV

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     GUARANTEED MINIMUM DEATH BENEFITS (ENHANCED DEATH BENEFITS (EDB))**
     [_] EDB Max II (May only select if GMIB Max II is also elected.)
     [_] EDB III (May only select if GMIB Plus IV is also elected.)

     OTHER DEATH BENEFIT RIDERS
     [_] Principal Protection (no additional charge)
     [_] Annual Step-Up

     ** EDB RIDERS ARE NOT AVAILABLE IN DECEDENT/STRETCH TAX MARKETS.

3)   OTHER
     [_] Earnings Preservation Benefit Rider (EPB) (May not be selected if an EDB rider is elected)]


SIGNATURES

8. REPLACEMENTS

[Does the applicant have any existing life insurance policies or annuity contracts?              [_] Yes  [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes  [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.]


9. FRAUD STATEMENT AND DISCLOSURE

NOTICE TO APPLICANT:

[ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and confinement in prison.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING
INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF
INSURANCE BENEFITS.

MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed
Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE
RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE
AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.


8029 (6/11)                                                  Page 2                                                         APPUSAVA
                                                                                                                            SEP 2011


9.FRAUD STATEMENT AND DISCLOSURE (CONTINUED)

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.]

10. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [MetLife Investors USA Separate Account A.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 9 ABOVE APPLICABLE TO ME.


[John J Doe, Owner]
------------------------------------------------------------------------------------------------------------------------------------
(Owner Signature and Title, Annuitant unless otherwise noted)



------------------------------------------------------------------------------------------------------------------------------------
(Joint Owner Signature and Title)



------------------------------------------------------------------------------------------------------------------------------------
(Signature of Annuitant if other than Owner)

Signed at           [Anytown,                            IL]                    Date           [November 11, 2000]
          -------------------------------------------------------------------        -----------------------------------------------
                     (City)                            (State)

11. AGENT'S REPORT

[All information provided by the applicant has been truly and acccurately recorded.

Does the applicant have any existing life insurance policies or annuity contracts?                [_] Yes  [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?    [_] Yes  [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.]

[Richard Roe]                                                                   [(312) 456-7890]
------------------------------------------------------------------------------------------------------------------------------------
Agent's Signature                                                               Phone

[Richard Roe, #723]
------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number

[456 Main Street, Anytown, IL 60001]
------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm

[#723]
------------------------------------------------------------------------------------------------------------------------------------
State License ID Number [(Required for FL)]

[1234567]
------------------------------------------------------------------------------------------------------------------------------------
Client Account Number

[Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A _____________         Option B _____________         Option C _____________]

8029 (6/11)                                                  Page 3                                                         APPUSAVA
                                                                                                                            SEP 2011